EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JANUARY 2, 2014 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2013, AS SUPPLEMENTED OCTOBER 7, 2013

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2013, as supplemented on October 7, 2013 and as further supplemented. You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, or a copy of the Summary Prospectus and Prospectus free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or you can view, print, and download a copy of these documents by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding (i) the election of additional members to the Board of Trustees of the Trust; and (ii) changes to the portfolio managers of a Trust Portfolio.

At a meeting of the Trust’s Nominating and Compensation Committee (“Committee”) held on September 17-18, 2013 the Committee nominated Donald E. Foley and H. Thomas McMeekin to serve on the Board of Trustees of the Trust. At a meeting held on December 10-11, 2013, the Board of Trustees of the Trust voted to elect Donald E. Foley and H. Thomas McMeekin to serve on the Board of Trustees.

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Effective January 1, 2014, the first table in the section of the SAI entitled “Management of the Trust – The Trustees,” is revised to include the following information regarding Donald E. Foley and H. Thomas McMeekin.

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Donald E. Foley c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (61)	Trustee	From January 1, 2014 to present	Retired. From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax ITT Corporation; 1989-1996, Assistant Treasurer, International Paper Company.	77	2011-2012, Director, and from 2012 to present Advisory Committee Member M&T Corporation; from 2007-2011, Director and member of the Audit Committee and Compensation Committee, Wilmington trust Corporation; Advisory Board member Northern Trust Company and Goldman Sachs Management Groups 2008-2010.

H. Thomas McMeekin c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (60)	Trustee	From January 1, 2014 to present	Retired. From 2000 to present, Managing Partner and Founder of Griffin Investments, LLC a private equity firm; from 2009 to 2012 Chief Investment Officer, Sun America Financial Group and United Guaranty Corporation and Senior Managing Director of AIG Asset Management; from 2001 to 2008, Managing Director, Institutional Client Relations of Prudential Investment Management, Inc.	77	2012 to present, Director, Achaen Financial Group; 2011 to 2012, Director US Life Insurance Company in the City of New York

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Financial Group and United Guaranty Corporation and Senior Managing Director of AIG Asset Management; from 2001 to 2008, Managing Director, Institutional Client Relations of Prudential Investment Management, Inc.

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Effective January 1, 2014, the following information is added to the section of the SAI entitled “Management of the Trust – Qualifications and Experience of the Trustees – Independent Trustees,” is revised to include the following information regarding Donald E. Foley and H. Thomas McMeekin.

Donald E. Foley – Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms and multiple years of service on the boards of public and private companies and organizations.

H. Thomas McMeekin – Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies and multiple years of service on the boards of public and private companies and organizations.

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Effective January 1, 2014, information regarding Kenneth Charles Feinberg in the section of the SAI “Appendix C – Portfolio Manager Information – Davis Selected Advisers, L.P.” is deleted in its entirety and replaced with the following information regarding Danton Goei.

EQ/Davis New York Venture Portfolio (“Fund”) Davis Selected Advisers, L.P. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of
other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed within each
	category, as of July 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Danton Goei	12	$8.1 Billion	10	$205 Million	53	$498 Million	0	N/A	0	N/A	0	N/A

Ownership of Securities of the Fund as of July 31, 2013

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,000- $1,000,000	over $1,000,000
Danton Goei	X

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